LEASE RENTAL RECEIVABLES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Current assets:
Direct financing leases	$ 29,162	¥ 189,739	¥ 21,334
Sales-type leases	610	3,964	1,958
Current assets	29,772	193,703	23,292
Non-current assets:
Direct financing leases	114,782	746,806	87,551
Sales-type leases	375	2,437
Non-current assets	115,157	749,243	87,551
Net investment in financing leases	$ 144,929	¥ 942,946	¥ 110,843